SUPPLEMENT DATED JULY 28, 1997
                             TO THE PROSPECTUS OF

                   FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
                             DATED AUGUST 1, 1996

I. The first sentence of the statement appearing on the inside front cover of the prospectus is amended TO READ: This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized.

II. The section "Sales Charge Waivers" under "How Do I Buy Shares? - Sales Charge Reductions and Waivers" is amended to add the following new category 4 to the list of sales charge waiver categories:
4. Redemptions of Class A shares from any of the Templeton Global Strategy Funds if you:

o    Are a qualified investor, and

o    Reinvest the money within 365 days of the redemption date.

The Fund's Contingent Deferred Sales Charge will not be waived if a contingent deferred sales charge applied to the redemption of your Class A shares of the Global Strategy Funds. The amount of the Global Strategy Funds' contingent deferred sales charge that applied to your redemption will be used to buy shares in the Fund, based on the amount of those proceeds being reinvested, but the Contingency Period will start again.

If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

III. The following paragraph is added at the end of the section "How Do I Buy Shares?":

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.